SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)    July 16, 2003
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                    Puradyn Filter Technologies Incorporated
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             (Exact name of registrant as specified in its chapter)


      Delaware                         0-29192                  14-1708544
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(State or other jurisdiction          (Commission             (I.R.S.Employer
of incorporation)                     File Number)           Identification No.)


2017 High Ridge Road, Boynton Beach, Florida                   33426
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (561) 547-9499
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            3020 High Ridge Rd., Suite 100, Boynton Beach, Fl 33426
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          (Former name or former address, if changed since last report)

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Item 9.   Regulation FD Disclosure.

On July 16, 2003, Puradyn Filter Technologies Incorporated (the Company), issued a press release announcing it held its annual stockholders meeting, at which the seven Board of Directors nominees were re-elected and the stockholders ratified the appointment of Ernst & Young LLP as independent auditors.

The release discusses the progress of the testing program with the Department of Energy, which has moved to the second phase. The Company has also been approved as a strategic supplier for a large equipment rental company in North America. A copy of the press release issued by the Company on July 16, 2003, is filed as an exhibit herewith.

Exhibits:

Exhibit
  No.            Description
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99.1             Press release dated July 16, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 17, 2003          PURADYN FILTER TECHNOLOGIES INCORPORATED

                                By /s/ Richard C. Ford
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                                  Richard C. Ford
                                  Chief Executive Officer